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                                                                    Exhibit 10.8


                            REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (this "Agreement") is entered into as of November 30, 1999 by and between Phoenix Technologies Ltd., a Delaware corporation ("Phoenix"), and inSilicon Corporation, a Delaware corporation and a wholly owned subsidiary of Phoenix ("inSilicon").

                                      RECITALS

          WHEREAS, Phoenix currently owns ten shares of common stock of inSilicon, par value $.001 per share (the "Common Stock"), 10,400,000 shares of Series A Preferred Stock of inSilicon, par value $.001 per share (the "Series A Preferred Stock") and a warrant to purchase 50,000 shares of Common Stock (the "Warrant").

          WHEREAS, the parties have determined that it is desirable and in the best interest of inSilicon to issue and sell additional shares of Common Stock of inSilicon in an initial public offering (the "Initial Public Offering") registered under the Securities Act of 1933, as amended.

          WHEREAS, the parties desire to enter into this Agreement to set forth their agreement regarding certain registration rights with respect to the Common Stock, and the Common Stock issuable upon the conversion of the Series A Preferred Stock and the exercise of the Warrant (and any other securities issued in respect thereof or in exchange therefor) and securities of inSilicon that are hereafter acquired by Phoenix.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                     ARTICLE I

                                    DEFINITIONS

          Section 1.1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

          "AFFILIATE" of any specified Persons means, any other Person that, directly or indirectly controls, is controlled by or is under common control with such specified Person.

          "AGREEMENT" has the meaning set forth in the preamble hereto, as such agreement may be amended and supplemented from time to time in accordance with its terms.

          "CAPITAL STOCK" means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership, partnership interests (whether general or limited) and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "COMMON STOCK" has the meaning set forth in the first recital to this Agreement.


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          "COMPANY SECURITIES" has the meaning set forth in Section 2.2(b)(i).

          "DISADVANTAGEOUS CONDITION" has the meaning set forth in
Section 2.1(a)(ii).

          "HOLDER" means Phoenix, the other Phoenix Entities and any Transferee.

          "HOLDER SECURITIES" has the meaning set forth in Section 2.2(b).

          "INITIAL PUBLIC OFFERING" has the meaning set forth in the second recital to this Agreement.

          "INITIAL PUBLIC OFFERING DATE" means the date of closing of the initial sale of Common Stock in the Initial Public Offering.

          "INSILICON" has the meaning set forth in the preamble to this Agreement.

          "INSILICON ENTITIES" means inSilicon and its Subsidiaries, and "inSilicon Entity" shall mean any of inSilicon Entities.

          "MARKET PRICE" of any shares of Common Stock (or other Capital Stock) on any date means (a) the average of the last sale price of such shares on each of the five (5) trading days immediately preceding such date on the Nasdaq National Market or, if such shares are not listed or quoted thereon, on the principal national securities exchange or automated interdealer quotation system on which such shares are traded or (b) if such sale prices are unavailable or such shares are not so traded, the value of such shares on such date determined in accordance with procedures reasonably satisfactory to inSilicon and Phoenix.

          "OTHER SECURITIES" has the meaning set forth in Section 2.2.

          "PERSON" means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability company, any other entity and any governmental authority (and any department or agency thereof.)

          "PHOENIX" has the meaning set forth in the preamble hereto.

          "PHOENIX ENTITIES" means Phoenix and Affiliates of Phoenix (other than Affiliates that constitute inSilicon Entities), and "Phoenix Entity" shall mean any of the Phoenix Entities.

          "PHOENIX OWNERSHIP REDUCTION" means any decrease at any time in the Phoenix ownership of inSilicon voting securities to less than fifty percent (50%) of inSilicon's outstanding voting securities.

          "REGISTRABLE SECURITIES" means at any time the (a) shares of Common Stock owned by the Phoenix Entities on the date hereof or hereafter acquired,
(b) the shares of Common Stock issuable upon conversion of the Series A Preferred Stock and the exercise of the Warrant and (c) shares of Common Stock that are issued in respect of shares described in clauses (a) and (b) in any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event. As to any particular Registrable


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Securities, such Registrable Securities shall cease to be Registrable
Securities when (a) a registration statement with respect to the sale by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such Registrable Securities are sold by a Person in a transaction in which the rights under the provisions of this Agreement are not assigned or (c) the Registrable Securities held by the Holder shall represent one percent of the class of Registrable Securities and otherwise may be sold pursuant to Rule 144, (d) such Registrable Securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by inSilicon and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or Blue Sky Law then in effect or (e) they shall have ceased to be outstanding.

          "REGISTRATION EXPENSES" means any and all expenses incident to performance of or compliance with any registration of securities pursuant to
Article II, including, without limitation, (a) the fees, disbursements and expenses of inSilicon's counsel and accountants and the fees and expenses of counsel selected by the Holders in accordance with this Agreement in connection with the registration of the securities to be disposed of, such fees and expenses of such counsel selected by the Holders to be reasonable in the reasonable discretion of inSilicon; (b) all expenses, including filing fees, in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (c) the cost of printing or producing any underwriting agreements and blue sky or legal investment memoranda and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (d) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters or the Holders of securities in connection with such qualification and in connection with any blue sky and legal investment surveys; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the securities to be disposed of; (f) transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (g) all security engraving and security printing expenses; (h) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system or the rating of such securities; (i) any other fees and disbursements of underwriters customarily paid by the sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any; and (j) other reasonable out-of-pocket expenses of Holders.

          "RULE 144" means Rule 144 (or any successor rule to similar effect) promulgated under the Securities Act.

          "RULE 415 OFFERING" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

          "SEC" means the United States Securities and Exchange Commission.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute.


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          "SERIES A PREFERRED STOCK" has the meaning set forth in the first recital of this Agreement.

          "SELLING HOLDER" has the meaning ascribed thereto in Section 2.4(e).

          "SUBSIDIARY" means, as to any Person, any corporation, association, partnership, joint venture or other business entity of which more than fifty percent (50%) of the voting capital stock or other voting ownership interests is owned or controlled, directly or indirectly, by such Person or by one or more of the Subsidiaries of such Person or by a combination thereof. "Subsidiary," when used with respect to Phoenix or inSilicon, shall also include any other entity affiliated with Phoenix or inSilicon, as the case may be, that Phoenix and inSilicon may hereafter agree in writing shall be treated as a "Subsidiary" for the purposes of this Agreement.

          "TRANSFEREE" has the meaning ascribed thereto in Section 2.9.

          "WARRANT" has the meaning set forth in the first recital of this Agreement.

          Section 1.2. INTERNAL REFERENCES. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement and references to the parties shall mean the parties to this Agreement.

                                     ARTICLE II
                                REGISTRATION RIGHTS

          Section 2.1. DEMAND REGISTRATION. (a) Upon written notice provided at any time after the Initial Public Offering Date from any Holder or Holders of Registrable Securities requesting that inSilicon effect the registration under the Securities Act of any or all of the Registrable Securities held by such Holder(s), which notice shall specify the intended method or methods of disposition of such Registrable Securities, inSilicon shall use its best efforts to effect the registration under the Securities Act and applicable state securities laws of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request (including in a Rule 415 Offering, if inSilicon is then eligible to register such Registrable Securities on Form S-3 (or a successor form) for such offering); PROVIDED that:

          (i) the Holder(s) of Registrable Securities must request a minimum of $25,000,000 of shares in any request made pursuant to this Section 2.1.

          (ii) with respect to any registration statement filed, or to be filed, pursuant to this Section 2.1, if inSilicon shall furnish to the Holders of Registrable Securities that have made such request a certified resolution of the Board of Directors of inSilicon stating that in the Board of Directors' good faith judgment it would (because of the existence of any acquisition or any other event or condition of similar significance to inSilicon) be materially disadvantageous (a "Disadvantageous Condition") to inSilicon for such a registration statement to be filed and become effective, and setting forth the general reasons for such judgment, inSilicon shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which inSilicon shall promptly deliver to such Holders); PROVIDED, that the filing of any


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     such registration statement may not be delayed for a period in excess of ninety (90) days due to the occurrence of any particular Disadvantageous Condition and no more than one (1) resolution regarding Disadvantageous Conditions may be made by the Board of Directors in any twelve (12) month period;

          (iii) after any Phoenix Ownership Reduction, the Holders may exercise its rights under this Section 2.1 on not more than four (4) occasions (it being acknowledged that prior to any Phoenix Ownership Reduction, there shall be no limit to the number of occasions on which the Holders may exercise such rights); and

          (iv) after any Phoenix Ownership Reduction, the Holders of Registrable Securities shall not be entitled to more than two (2) registrations pursuant to this Section 2.1 during any twelve- (12-) month period.

          (b) Notwithstanding any other provision of this Agreement to the contrary, a registration requested by a Holder of Registrable Securities pursuant to this Section 2.1 shall not be deemed to have been effected (and, therefore, not requested for purposes of paragraph (a) above), (i) unless it has become effective, (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by such Holder and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some act or omission by such Holder of Registrable Securities.

          (c) In the event that any registration pursuant to this Section 2.1 shall involve, in whole or in part, an underwritten offering, the Holders of a majority of the Registrable Securities to be registered shall have the right to designate an underwriter or underwriters reasonably acceptable to inSilicon as the lead or managing underwriters of such underwritten offering and, in connection with each registration pursuant to this Section 2.1, such Holders may select one counsel reasonably acceptable to inSilicon to represent all such Holders.

          (d) inSilicon shall have the right to cause the registration of additional equity securities for sale for its account in any registration of Registrable Securities requested by the Holders pursuant to paragraph (a) above; PROVIDED that without the Holder's consent, in the first registration effected pursuant to this Agreement (whether under this Section 2.1 or under Section 2.2), inSilicon shall only be entitled to include equity securities equal to up to forty percent (40%) of the aggregate of the equity securities registered (up to fifty percent (50%) if the equity securities registered have a maximum aggregate offering price of $50 million or less) and in all subsequent registrations effected pursuant to this Agreement (whether under this Section
2.1 or under Section 2.2), inSilicon shall only be entitled to include equity securities equal to up to fifty percent (50%) of the aggregate equity securities registered. The Holders of the Registrable Securities to be offered may require that any such additional equity securities be included in the offering proposed by such Holders on the same conditions as the Registrable Securities that are included therein. In the event that a nationally recognized investment banking or commercial banking firm selected by such Holders reasonably acceptable to inSilicon (which shall be the


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lead underwriter or a managing underwriter in the case of an underwritten offering) advises inSilicon and the Holders in writing that the number of equity securities requested to be included in a registration statement by the Holders of Registrable Securities and inSilicon exceeds the number which, in the good faith view of such investment banking firm, can be sold without adversely affecting the price, timing, distribution or sale of securities in the offering, the number shall be allocated between inSilicon and the Holders in accordance with the percentages set forth above in this Section 2.1(d) and the number allocated to the Holders shall be reallocated among the requesting Holders on the basis of the number of Registrable Securities each has requested to be registered.

          Section 2.2. PIGGYBACK REGISTRATION. In the event that inSilicon at any time after the Initial Public Offering Date proposes to register any of its Common Stock, any other of its equity securities or securities convertible into or exchangeable for its equity securities (collectively, including Common Stock, "Other Securities") under the Securities Act, whether or not for sale for its own account, in a manner that would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, it shall at each such time give prompt written notice to each Holder of Registrable Securities of its intention to do so and of the rights of such Holder under this Section 2.2. Subject to the terms and conditions hereof, such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registrable Securities as such Holder may request. Upon the written request of any such Holder made within fifteen (15) days after the receipt of inSilicon's notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), inSilicon shall use its best efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which inSilicon has been so requested to register, to the extent required to permit the disposition (in accordance with such intended method of disposition thereof) of the Registrable Securities so requested to be registered; PROVIDED, that without inSilicon's consent, in the first registration effected pursuant to this Agreement (whether under this Section 2.2 or under Section 2.1), the Holders shall be entitled to include other securities equal to no more than sixty percent (60%) of the aggregate Other Securities and Registrable Securities registered (no more than fifty percent (50%) if the Other Securities and Registrable Securities have a maximum aggregate offering price of $50 million or less) and in all subsequent registrations effected pursuant to this Agreement (whether under this Section 2.2 or under Section 2.1), the Holders shall be entitled to include Other Securities equal to no more than fifty percent (50%) of the Other Securities and Registrable Securities registered. inSilicon may require that any such Registrable Securities of the Holders be included in the offering proposed by inSilicon on the same conditions as the Other Securities. In the event that the number of Registrable Securities requested to be included in the registration statement by the Holders of Registrable Securities in the first registration effected pursuant to this Agreement (whether under this Section 2.2 or under Section 2.1) exceed the maximum aggregate number the Holders are entitled to include in the Registration Statement as provided above the number of Registrable Securities that the Holders shall be entitled to include shall be reduced to equal no more than sixty percent (60%) of the aggregate Other Securities and Registrable Securities registered (no more than fifty percent (50%) if the Other Securities and Registrable Securities have a maximum aggregate offering price of $50 million or less and in all subsequent registrations effected pursuant to this Agreement (whether under this Section 2.2 or under Section 2.1) the number of Registrable Securities that the Holders shall be entitled to include shall be reduced to equal no more than fifty percent (50%) of the aggregate

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Other Securities and Registrable Securities.  The number of shares allocated to the Holders shall be reallocated among the requesting Holders on the basis of the number of Registrable Securities each has requested to be registered; PROVIDED further, that:

          (a) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, inSilicon shall determine for any reason not to register the Other Securities, inSilicon may, at its election, give written notice of such determination to such Holders and thereupon inSilicon shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such Other Securities, without prejudice, however, to the rights of the Holders of Registrable Securities immediately to request that such registration be effected as a registration under Section 2.1 to the extent permitted thereunder;

          (b)  if the registration referred to in the first sentence of this
Section 2.2 is to be an underwritten registration on behalf of inSilicon, and a nationally recognized investment banking or commercial banking firm selected by inSilicon advises inSilicon in writing that, after giving effect to any reduction set forth previously in this Section 2.2 the aggregate number of Other Securities and Registrable Securities requested to be included in such Registration Statement by inSilicon and the Holders of Registration Securities exceeds the number which in the good faith view of such investment banking firm, can be sold without adversely affecting the price, timing, distribution or sale of the Other Securities and the Registrable Securities in the offering, inSilicon shall include in such registration that number of the Other Securities and the Registrable Securities requested to be included by inSilicon and the Holders as will cause the number of Other Securities and Registrable Securities to be sold in such offering which, in the good faith view of such investment banking or commercial banking firm is equal to the number that can be sold without adversely affecting such offering; PROVIDED, that without inSilicon's consent, in the first registration effected pursuant to this Agreement (whether under this Section 2.2 or under Section 2.1), the Holders shall be entitled to include other securities equal to no more than sixty percent (60%) of the aggregate Other Securities and Registrable Securities registered (no more than fifty percent (50%) if the Other Securities and Registrable Securities have a maximum aggregate offering price of $50 million or less) and in all subsequent registrations effected pursuant to this Agreement (whether under this Section
2.2 or under Section 2.1), the Holders shall be entitled to include Other Securities equal to no more than fifty percent (50%) of the Other Securities and Registrable Securities registered. The number of Shares allocated to the Holders shall be reallocated among the requesting Holders on the basis of the number of Registrable Securities each has requested to be registered;

          (c) inSilicon shall not be required to effect any registration of Registrable Securities under this Section 2.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans; and

          (d)  no registration of Registrable Securities effected under this
Section 2.2 shall relieve inSilicon of its obligation to effect a registration of Registrable Securities pursuant to Section 2.1.

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          Section 2.3.   EXPENSES.  inSilicon and each Holder shall pay its pro
rata share, according to the percentage of shares sold for its account, of any registration in which it participates. Notwithstanding the foregoing, each Holder shall only be obligated to pay for underwriting discounts and commissions attributable to the Registrable Securities sold by such Holder.

          Section 2.4. REGISTRATION AND QUALIFICATION. If and whenever inSilicon is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 or 2.2, inSilicon shall as promptly as practicable:

          (a) prepare, file and use its best efforts to cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (ii) the expiration of six months after such registration statement becomes effective; PROVIDED, that such six (6)-month period shall be extended for such number of days that equals the number of days elapsing from (x) the date the written notice contemplated by paragraph (f) below is given by inSilicon to (y) the date on which inSilicon delivers to the Holders of Registrable Securities the supplement or amendment contemplated by paragraph (f) below;

          (c) furnish to the Holders of Registrable Securities and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Holders of Registrable Securities or such underwriter may reasonably request, and upon request a copy of any and all transmittal letters or other correspondence to or received from, the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

          (d) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such U.S. jurisdictions as the Holders of such Registrable Securities or any underwriter to such Registrable Securities shall request, and use its best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; PROVIDED, that inSilicon shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction;

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          (e)  (i) use its best efforts to furnish to each Holder of Registrable
Securities included in such registration (each, a "Selling Holder") and to any underwriter of such Registrable Securities an opinion of independent counsel for inSilicon addressed to each Selling Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement) and
(ii) use its best efforts to furnish to each Selling Holder a "cold comfort" letter addressed to each Selling Holder and signed by the independent public accountants who have audited the financial statements of inSilicon included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

          (f)  as promptly as practicable, notify the Selling Holders in writing
(i) at any time when a prospectus relating to a registration pursuant to Sections 2.1 or 2.2 is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

          (g) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities to be so included in the registration statement;

          (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders to the extent not already provided, as soon as reasonably practicable, but not later than eighteen (18) months after the effective date of the registration statement, an earnings statement covering the period of at least twelve (12) months beginning with the first full month after the effective date of such registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act;

          (i) use its best efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated interdealer quotation system on which a class of common equity securities of inSilicon is then listed;

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

          (j) to the extent reasonably requested by the lead or managing underwriters, send appropriate officers of inSilicon to attend any "road shows" scheduled in connection with any such registration, with all out-of-pocket costs and expense incurred by inSilicon or such officers in connection with such attendance to be paid by inSilicon; and

          (k) furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Sections 2.1 or 2.2 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters.

          Section 2.5. CONVERSION OF OTHER SECURITIES, ETC. In the event that any Holder offers any options, rights, warrants or other securities issued by it or any other Person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities underlying such options, rights, warrants or other securities shall continue to be eligible for registration pursuant to Sections 2.1 and 2.2.

          Section 2.6. UNDERWRITING; DUE DILIGENCE. (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Article II, inSilicon shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by inSilicon and such other terms and provisions as are customarily contained in underwriting agreements of inSilicon to the extent relevant and as are customarily contained in underwriting agreements generally with respect to secondary distributions to the extent relevant, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.7, and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 2.4(e). The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, inSilicon to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, when relevant, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.7.

          (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Article II, inSilicon shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of inSilicon with its officers and the independent public accountants who have certified the financial statements of inSilicon as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          Section 2.7. INDEMNIFICATION AND CONTRIBUTION. (a) In the case of each offering of Registrable Securities made pursuant to this Article II, inSilicon agrees to indemnify and hold harmless, to the extent permitted by law, each Selling Holder, each underwriter of Registrable

Securities so offered and each Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorneys' fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement by inSilicon or alleged untrue statement by inSilicon of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by inSilicon or at its direction, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by inSilicon or alleged omission by inSilicon to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, however that inSilicon shall not be liable to any Person in any such case to the extent that any such loss, liability, cost, claim or damage arises out of or relates to any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to a Selling Holder, another holder of securities included in such registration statement or underwriter furnished in writing to inSilicon by or on behalf of such Selling Holder, other holder or underwriter specifically for use in the registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder, any other holder or any underwriter and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that inSilicon may otherwise have to each Selling Holder, other holder or underwriter of the Registrable Securities or any controlling person of the foregoing and the officers, directors, affiliates, employees and agents of each of the foregoing; PROVIDED, further, that, in the case of an offering with respect to which a Selling Holder has designated the lead or managing underwriters (or a Selling Holder is offering Registrable Securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim or damage arising out of or relating to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or such Selling Holder or other Holder, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

          (b) In the case of each offering made pursuant to this Agreement, each Selling Holder, by exercising its registration rights hereunder, agrees to indemnify and hold harmless inSilicon, each underwriter of Registrable Securities so offered, each other Selling Holder or other holder with securities included in such offering and in the case of an underwriter, such Selling Holder or other holder, and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorneys' fees and disbursements), claims and damages to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement or alleged untrue statement by such Selling Holder of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by inSilicon or at its direction, or any amendment thereof or supplement thereto, or any omission or alleged omission by such Selling Holder of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from information relating to such Selling Holder furnished to inSilicon in writing by or on behalf of such Selling Holder specifically for use in such registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. The foregoing indemnity is in addition to any liability which such Selling Holder may otherwise have to inSilicon, or controlling persons and the officers, directors, affiliates, employees, and agents of each of the foregoing;
PROVIDED, however, that, in the case of an offering made pursuant to this Agreement with respect to which inSilicon has designated the lead or managing underwriters (or inSilicon is offering securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim, or damage arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or inSilicon, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

          (c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; PROVIDED, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party under this Section 2.7 (except that the failure to notify an indemnifying party promptly of the commencement of any such action to the extent prejudicial to the indemnifying party's ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party to the extent the indemnifying party is prejudiced under this Section 2.7, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7). If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 2.7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not assume the defense of such claim or action, it is understood that the indemnifying party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to one separate firm of local attorneys in each such jurisdiction) at any time for all such indemnified parties. Any indemnifying party against whom indemnity may be sought under this Section 2.7 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

          (d) If the indemnification provided for in this Section 2.7 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage in such proportion as shall be appropriate to reflect (i) the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under paragraph (c) above, the relative benefits and the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, liability, cost, claim or damage as well as any other relevant equitable considerations. The relative benefits received by the indemnifying party and the indemnified party shall be deemed to be in the same respective proportion as the net proceeds (before deducting expenses) of the offering received by such party (or, in the case of an underwriter, such underwriter's discounts and commissions) bear to the aggregate offering price of the Registrable Securities or Other Securities. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in inSilicon. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediate preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (e) Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 2.7 (with appropriate modifications) shall be given by inSilicon, the Selling Holders and underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

          (f) In no event shall Phoenix be liable pursuant to this Section 2.7 for any amounts in excess of the net proceeds received by Phoenix pursuant to its sales of securities in the offering in connection with which its liability hereunder arises.

          (g) The obligations of the parties under this Section 2.7 shall be in addition to any liability which any party may otherwise have to any other party.

          Section 2.8. RULE 144 AND FORM S-3. Commencing ninety (90) days after the Initial Public Offering Date, inSilicon shall use its best efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall be satisfied. Upon the request of any Holder of Registrable Securities, inSilicon will deliver to such Holder a written statement as to whether it has complied with such requirements. inSilicon further agrees to use its reasonable efforts to cause all conditions to the availability of Form S-3 (or any successor form) under the Securities Act of the filing of registration statements under this Agreement to be met as soon as practicable after the Closing Date.

          Section 2.9. TRANSFER OF REGISTRATION RIGHTS. Any Holder may transfer all or any portion of its rights under Article II to any transferee of a number of Registrable Securities owned by such Holder exceeding two percent (2%) of the outstanding class or series of such securities immediately after the time of transfer (each transferee that receives such minimum number of Registrable Securities, a "Transferee"); PROVIDED, that Phoenix may transfer without restrictions to any Phoenix entity; and PROVIDED, FURTHER, each Transferee of Registrable Securities to which Registrable Securities are transferred, sold or assigned directly by a Phoenix Entity, shall be entitled to request the registration of Registrable Securities pursuant to Section 2.1 only to the extent Phoenix specifically assigns such rights to the Transferee and shall otherwise only be entitled to request the registration of Registrable Securities pursuant to Section 2.2. Any transfer of registration rights pursuant to this Section 2.9 shall be effective upon receipt by inSilicon of
(i) written notice from such Holder stating the name and address of any Transferee and identifying the number of Registrable Securities with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred and (ii) a written agreement from such Transferee to be bound by the terms of this Article II, Article III and Sections 4.3, 4.5, 4.7, 4.8, 4.9, and 4.12 of this Agreement. The Holders may exercise their rights hereunder in such priority as they shall agree upon among themselves.

          Section 2.10. HOLDBACK AGREEMENT. If any registration pursuant to this Article II shall be in connection with an underwritten public offering of Registrable Securities, each Selling Holder agrees not to effect any public sale or distribution, including any sale under Rule 144, of any equity security of inSilicon or any security convertible into or exchangeable or exercisable for any equity security of inSilicon, in the case of Registrable Securities (otherwise than through the registered public offering then being made), within seven (7) days prior to or ninety (90) days (or such lesser period as the lead or managing underwriters may permit) after the effective date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 offerings). inSilicon hereby also so agrees and agrees to cause each other holder of equity securities or securities convertible into or exchangeable or exercisable for such securities purchased from inSilicon otherwise than in a public offering to so agree; PROVIDED that, subject to Section 2.6(a) hereof, inSilicon shall not be so restricted from effecting any public sale or distribution of any security in connection with any merger, acquisition, exchange offer, subscription offer, dividend reinvestment plan or stock option or other executive or employee benefit or compensation plan.

                                    ARTICLE III
                                   MISCELLANEOUS

          Section 3.1. LIMITATION OF LIABILITY. Neither Phoenix nor inSilicon shall be liable to the other for any special, indirect, incidental or consequential damages of the other arising in connection with this Agreement.

          Section 3.2. TERM. This Agreement shall remain in effect until all Registrable Securities held by Holders have been transferred by them to Persons other than Transferees; PROVIDED, that the provisions of Section 2.7 shall survive any such expiration.

          Section 3.3. NOTICES. All notices and communications under this Agreement shall be in writing and any communication or delivery hereunder shall be deemed to have been duly given when received addressed as follows:

          If to Phoenix, to:

               411 East Plumeria Drive
               San Jose, CA 94134
               Attn:  General Counsel

          If to inSilicon, to:

               411 East Plumeria Drive
               San Jose, CA 94134
               Attn:  General Counsel

          Any party may, by written notice so delivered to the other party, change the address to which delivery of any notice shall thereafter be made.

          Section 3.4. AMENDMENT AND WAIVER. This Agreement may not be altered or amended, nor may rights hereunder be waived, except by an instrument in writing executed by inSilicon and Holders of a majority of the Registrable Securities. No waiver of any terms, provision or condition of or failure to exercise or delay in exercising any rights or remedies under this Agreement, in any one or more instances shall be deemed to be, or construed as, a further or continuing waiver of any such term, provision, condition, right or remedy or as a waiver of any other term, provision or condition of this Agreement. Notwithstanding the foregoing, this Agreement may not be altered or amended, nor may rights hereunder be waived by inSilicon after the Initial Public Offering Date without the affirmative vote or written consent of a majority of the directors of inSilicon who are not Affiliates of Phoenix.

          Section 3.5. COUNTERPARTS. This Agreement may be executed in counterparts each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same Agreement.

          Section 3.6. GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California, without regard to the conflicts of law rules of such state.

          Section 3.7. ENTIRE AGREEMENT. This Agreement including the schedules and the other agreements referenced specifically in this Agreement constitute the entire understanding of the parties with respect to the subject matter of this Agreement, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter.

          Section 3.8. LEGAL ENFORCEABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without prejudice to any rights or remedies otherwise available to any party hereto, each party hereto acknowledges that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agrees that the obligations of the parties hereunder shall be specifically enforceable.

          Section 3.9. TITLES AND HEADINGS. Titles and headings to Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

          Section 3.10. CONFLICTING AGREEMENTS. In the event of conflict between this Agreement and the Contribution Agreement between Phoenix and inSilicon of even date herewith, the provisions of this Agreement shall prevail.

          Section 3.11. DISPUTES. All disputes arising out of, related to or resulting from this Agreement, including the interpretation hereof shall be resolved in accordance with the procedures set forth in the Initial Public Offering Agreement between Phoenix and inSilicon of even date herewith.

          Section 3.12. FURTHER ASSURANCES. Phoenix and inSilicon shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document or other instrument delivered pursuant hereto.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                       PHOENIX TECHNOLOGIES LTD.


                                       By:    /s/ Linda V. Moore
                                            -----------------------
                                       Name:  Linda V. Moore
                                       Title: V.P., General Counsel & Secretary

                                       INSILICON CORPORATION



                                       By:    /s/ David J. Power
                                            -----------------------
                                       Name:  David J. Power
                                       Title: